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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     January 23, 2004

                              RADYNE COMSTREAM INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-11685                  11-2569467
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(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)

3138 East Elwood Street, Phoenix, Arizona                          85034
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code    602-437-9620

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          (Former name or former address if changed since last report)

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Item 9.     REGULATION FD DISCLOSURE AND

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            Select Preliminary 4th Quarter and 2003 Year-End Results

                  References to "we," "our" and "us" in this Current Report on
            Form 8-K refer to Radyne ComStream Inc. and consolidated subsidiaries.

                  On January 23, 2004, we issued a press release announcing our preliminary financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached as exhibit 99.1 and is furnished pursuant to Item 12 of Form 8-K.

                  The information in this report, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K, and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Radyne ComStream Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Radyne ComStream Inc.
                                                          (Registrant)

      Date: January 29, 2004                By:    /s/ Garry D. Kline
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                                            Name:  Garry D. Kline

                                            Title: Vice President, Corporate
                                                   Controller, and
                                                   Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Radyne ComStream Inc. Press Release dated January 23, 2004


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